Exhibit 99.2 (a)

2006 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 1998-1

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principalamount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	63.1000000800

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	63.1000000800

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	63.5599994243

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	63.5599994243

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

E) Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class C Certificateholders per $1,000 Original Principal Amount.	61.0485284725

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000 Original Principal Amount.	61.0485284725

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000 Original Principal Amount.	0.0000000000

F) Class C Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class C Investor Charge Off’s	$0.00

2)	The amount of Class C Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class C Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

G) The Available Cash Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to		$9,456,264.78

H) The Required Cash Collateral Amount as of the close of business on the current Distribution Date, after giving effect to any withdrawal from the Cash Collateral Account and payments to the Collateral Indebtedness Holder on such Distribution Date, will be equal to		$9,456,264.78

Exhibit 99.2 (b)

2006 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2000-3

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	53.3640841734

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	53.3640841734

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2000-3 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	56.5996396757

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	56.5996396757

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2000-3 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

E) Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Collateral Interest Holderper $1,000 Original Principal Amount.	79.0000000000

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	79.0000000000

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Collateral Interest Investor Charge Off’s	$0.00

2)	The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000

Exhibit 99.2 (c)

2006 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2001-1

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	53.4651952718

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	53.4651952718

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2001-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	56.5996397500

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	56.5996397500

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2001-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

E) Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Collateral Interest Holder per $1,000 Original Principal Amount.	63.2729729885

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	63.2729729885

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Collateral Interest Investor Charge Off’s	$0.00

2)	The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000

Exhibit 99.2 (d)

2006 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2001-6

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	53.3640841657

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	53.3640841657

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2001-6 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	56.4985285385

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	56.4985285385

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2001-6 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

E) Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Collateral Interest Holder per $1,000 Original Principal Amount.	67.0000004244

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	67.0000004244

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Collateral Interest Investor Charge Off’s	$0.00

2)	The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000

Exhibit 99.2 (e)

2005 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2002-1

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	53.4651952738

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	53.4651952738

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2002-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	57.5096396000

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	57.5096396000

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2002-1 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Dat	$0.00

E) Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Collateral Interest Holder per $1,000 Original Principal Amount.	65.5985288276

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	65.5985288276

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Collateral Interest Investor Charge Off’s	$0.00

2)	The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000

Exhibit 99.2 (f)

2006 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2002-2

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	52.7574174491

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	52.7574174491

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2002-2 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	57.0040843548

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	57.0040843548

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2002-2 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

E) Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Collateral Interest Holder per $1,000 Original Principal Amount.	65.0929728587

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	65.0929728587

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Collateral Interest Investor Charge Off’s	$0.00

2)	The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000

Exhibit 99.2 (g)

2006 ANNUAL CERTIFICATEHOLDER’S STATEMENT
CAPITAL ONE MASTER TRUST
SERIES 2002-4

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders.  The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class A Certificateholders per $1,000 Original Principal Amount	49.0000000000

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount	49.0000000000

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount	0.0000000000

B) Class A Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class A Investor Charge Off’s	$0.00

2)	The amount of Class A Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class A Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2002-4 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date	0.0000000000

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Class B Certificateholders per $1,000 Original Principal Amount.	56.4985288602

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.	56.4985288602

3)	The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.	0.0000000000

D) Class B Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Class B Investor Charge Off’s	$0.00

2)	The amount of Class B Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Class B Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which willhave the effect of increasing, pro rata, the amount of each Series 2002-4 Investor Certificateholder’s Investment)	0.0000000000

5)	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date	$0.00

E) Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)

1)	The total amount of the distribution to Collateral Interest Holder per $1,000 Original Principal Amount.	67.1151953067

2)	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Collateral Interest, per $1,000 Original Principal Amount.	67.1151953067

3)	The amount of the distribution set forth in paragraph 1 above in respect of principalof the Collateral Interest, per $1,000 Original Principal Amount.	0.0000000000

F) Collateral Interest Investor Charge Off’s and Reimbursement of Charge Off’s

1)	The amount of Collateral Interest Investor Charge Off’s	$0.00

2)	The amount of Collateral Interest Investor Charge Off’s set forth in paragraph 1 above, per $1,000 Original Principal Amount	0.0000000000

3)	The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off’s	$0.00

4)	The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount	0.0000000000